UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 23, 2021

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

Delaware	000-50056	05-0527861
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)
4200 Stone Road
Kilgore, Texas 75662
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: (903) 983-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partnership interests	MMLP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          On November 23, 2021, Martin Resource Management Corporation (“MRMC”), which through its wholly-owned subsidiary owns a 51% voting interest (50% economic interest) in MMGP Holdings LLC (“Holdings”), the sole owner of Martin Midstream GP LLC (the “General Partner”), the general partner of Martin Midstream Partners L.P. (the “Partnership”), announced that Senterfitt Holdings Inc. (“Senterfitt”) indirectly acquired the 49% voting interest (50% economic interest) in Holdings owned by certain affiliated investment funds managed by Alinda Capital Partners (“Alinda” and such transaction, the “GP Transaction”) by purchasing certain entities from Alinda. Senterfitt is a privately held investment entity owned by Ruben S. Martin, III, President and Chief Executive Officer of MRMC and the Chairman of the Board of Directors of the General Partner (the “Board”). As part of the GP Transaction, Martin Resource LLC (“MRLLC”), a wholly-owned subsidiary of MRMC, has entered into call option agreements (the "Agreements") with the Senterfitt subsidiaries, which own the membership interest in Holdings, pursuant to which, subject to certain conditions, MRLLC will have the right, but not the obligation, to purchase all of the membership interests of Holdings held indirectly by Senterfitt for a period of ten years.

In connection with the GP Transaction and the amendment to the Amended and Restated Limited Liability Company Agreement of the General Partner (the “GP LLC Agreement”) described below, Zachary S. Stanton and Christopher M. Reid (collectively, the “Departing Directors”) resigned as directors of the Board, effective November 23, 2021. The decision of each of the Departing Directors to resign as a director of the Board was not the result of any disagreement with the General Partner or the Partnership.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 23, 2021, in connection with the GP Transaction, the GP LLC Agreement was amended and restated as the Second Amended and Restated Limited Liability Company Agreement of the General Partner (“Second Amended and Restated GP LLC Agreement”) to (i) revise or eliminate certain provisions related to Alinda’s participation in corporate governance matters, including the elimination of Alinda’s board appointment rights, (ii) reflect the reduction of the Board from seven to five members and (iii) make other miscellaneous revisions.

Also on November 23, 2021, the General Partner contributed to the Partnership all of the Incentive Distribution Rights (as defined in the Second Amended and Restated Agreement of Limited Partnership of the Partnership (as amended, the “Partnership Agreement”)) held by the General Partner for no consideration, whereupon the Incentive Distribution Rights were cancelled and ceased to exist (such transaction, the “IDR Elimination”). In connection with the IDR Elimination, the Partnership Agreement was amended and restated as the Third Amended and Restated Agreement of Limited Partnership of the Partnership (the “Third Amended and Restated Partnership Agreement”) to (i) restate certain stand-alone amendments previously made to the Partnership Agreement, (ii) reflect the cancellation of the Incentive Distribution Rights, (iii) make certain revisions in response to certain changes to the Internal Revenue Code of 1986, as amended, enacted by the Bipartisan Budget Act of 2015 (“BBA”) relating to partnership audit and adjustment procedures, and to facilitate the General Partner’s obligations as the “Partnership Representative” under the BBA, (iv) eliminate certain provisions that are no longer applicable to the Partnership and (v) make other miscellaneous revisions.

The foregoing descriptions of the Second Amended and Restated GP LLC Agreement and the Third Amended and Restated Partnership Agreement do not purport to be complete and are qualified in their entirety by reference to the text of the Second Amended and Restated GP LLC Agreement and the Third Amended and Restated Partnership Agreement, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K (this “Current Report”) and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 29, 2021, the Partnership issued a press release announcing the GP Transaction. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Also on November 29, 2021, the Partnership issued a press release announcing the IDR Elimination. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

The information included in this Current Report under this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended

(the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits

      In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 and Exhibit 99.2 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit Number	Description
3.1	Second Amended and Restated Limited Liability Company Agreement of the General Partner, dated November 23, 2021
3.2	Third Amended and Restated Agreement of Limited Partnership of the Partnership, dated November 23, 2021
99.1	Press release dated November 29, 2021, announcing the GP Transaction
99.2	Press release dated November 29, 2021, announcing the IDR Elimination
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101).

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P. By: Martin Midstream GP LLC, Its General Partner
Date: November 29, 2021	By: /s/ Sharon L. Taylor
Sharon L. Taylor
Vice President and Chief Financial Officer